                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
             TWELVE-MONTH DIVIDEND HISTORY       5
                          TOP FIVE SECTORS       6
          NET ASSET VALUE AND MARKET PRICE       6
           Q&A WITH YOUR PORTFOLIO MANAGER       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      21
             NOTES TO FINANCIAL STATEMENTS      26
            REPORT OF INDEPENDENT AUDITORS      29
                DIVIDEND REINVESTMENT PLAN      30
    TRUST OFFICERS AND IMPORTANT ADDRESSES      32
              RESULTS OF SHAREHOLDER VOTES      33

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your trust during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the trust's largest investments, and you can examine the complete portfolio to see all of your trust's holdings as of the end of your trust's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED RELATIVELY STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.4 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING RELATIVELY MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT A RECENT DECLINE IN NEW JOB CREATION SUPPORTS THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1998--October 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00
                                                                            6.50                               3.10
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.30
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2000)

-----------------------------------------------------------------------
NYSE Ticker Symbol                                              VKS
-----------------------------------------------------------------------
One-year total return based on market price(1)                3.37%
-----------------------------------------------------------------------
One-year total return based on NAV(2)                        10.41%
-----------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                      6.19%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                         9.67%
-----------------------------------------------------------------------
Net asset value                                              $13.70
-----------------------------------------------------------------------
Closing common stock price                                 $11.2500
-----------------------------------------------------------------------
One-year high common stock price (08/16/00)                $12.3750
-----------------------------------------------------------------------
One-year low common stock price (03/13/00)                 $10.3750
-----------------------------------------------------------------------
Preferred share (Series A) rate(5)                           4.000%
-----------------------------------------------------------------------
Preferred share (Series B) rate(5)                           4.110%
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax rate.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2000
- AAA/Aaa............  67.3%
- AA/Aa..............   7.0%
- A/A................   5.4%
- BBB/Baa............  16.9%
- BB/Ba..............   3.4%
                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  62.3%
- AA/Aa..............   8.1%
- A/A................   5.4%
- BBB/Baa............  19.1%
- BB/Ba..............   3.0%
- Non-Rated..........   2.1%

                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                            0.065
12/99                                                                            0.065
1/00                                                                             0.065
2/00                                                                             0.065
3/00                                                                             0.065
4/00                                                                             0.065
5/00                                                                             0.065
6/00                                                                             0.063
7/00                                                                             0.063
8/00                                                                             0.063
9/00                                                                             0.058
10/00                                                                            0.058

The dividend history represents past performance of the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      OCTOBER 31, 2000                   OCTOBER 31, 1999
                                                                      ----------------                   ----------------
Health Care                                                                 20.6                               21.8
General Purpose                                                             12.8                               18.3
Retail Electric/Gas/Telephone                                                9.8                                  9
Industrial Revenue                                                           9.2                                9.8
Public Education                                                             8.2                                  8

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--January 1993 through October 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
1/93                                                                      13.9600                            15.1250
                                                                          14.1600                            14.2500
                                                                          14.7200                            14.5000
                                                                          15.3100                            14.7500
12/93                                                                     15.1100                            14.2500
                                                                          13.3400                            12.6250
                                                                          13.2200                            12.3750
                                                                          12.9500                            11.6250
12/94                                                                     12.2600                            10.8750
                                                                          13.4700                            12.2500
                                                                          13.3300                            11.6250
                                                                          13.5400                            11.6250
12/95                                                                     14.0700                            12.0000
                                                                          13.4300                            11.8750
                                                                          13.2300                            11.6250
                                                                          13.5500                            11.7500
12/96                                                                     13.7800                            11.8250
                                                                          13.4500                            11.3750
                                                                          13.9300                            12.5620
                                                                          14.3200                            12.9375
12/97                                                                     14.6200                            13.1250
                                                                          14.5800                            13.1875
                                                                          14.6000                            13.3125
                                                                          14.9800                            13.8750
12/98                                                                     14.7500                            13.9375
                                                                          14.6400                            13.6875
                                                                          13.9500                            13.0000
                                                                          13.4700                            11.6250
12/99                                                                     12.9900                            11.6875
                                                                          13.3300                            11.1875
                                                                          13.2900                            11.3750
                                                                          13.5600                            11.5625
10/00                                                                     13.7000                            11.2500

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER
WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN STRATEGIC
SECTOR MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED
THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED OCTOBER 31, 2000. TIMOTHY D. HANEY, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1996 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The key factor in the market's
behavior during the past fiscal year has been generally rising interest rates, especially at the short end of the maturity spectrum. This rate environment stemmed from the Federal Reserve Board's commitment to keeping inflation in check by ratcheting up short-term interest rates whenever the economy threatened to overheat and push the prices of goods and services higher. In fact, the Fed increased short-term rates four times during the reporting period, with the last hike occurring in May 2000.

    The strength of the economy, and the accompanying Federal Reserve activity, caused interest rates to rise across the board for the first half of the reporting period. In the spring of 2000, the bond market rallied as investors began to anticipate an end to the Fed's rate-tightening cycle. By the end of October, short-term rates remained high, but rates in the intermediate to long maturity segments of the market had actually declined from the levels we had seen at the start of the reporting period.

    Because the trust is leveraged, higher short-term rates placed pressure on the trust's dividend, as the increased cost of borrowing cut into the fund's earnings. However, the relatively high long-term rates that prevailed for part of the reporting period allowed the trust to add new holdings at attractive yields, partially offsetting the decline in income that occurred as short-term rates climbed.

    After the steady increase in short-term interest rates over the past year, we have seen a more stable environment in recent months, as the Fed has reacted to slower economic growth, more efficient workforce output, and moderate price gains by keeping target lending rates unchanged. The inflation rate, as measured by the consumer price index, peaked in March 2000 at 3.8 percent and has since dropped back below the 3 percent level.

    Supply in the municipal bond market was sharply lower from the levels of a year ago, as higher interest rates have made it unattractive for municipalities to retire existing debt. At the same time, strong economic activity has allowed many municipalities to generate a budget surplus, enabling them to cover spending that would normally require municipal bond financing.

    Because demand has remained strong, the lack of new issuance in the primary market helped support bond prices, although the somewhat limited selection of available securities required us to be very selective in choosing new bonds for the trust's portfolio. In many cases, we found attractive values in the secondary market, buying and selling bonds that have been in the market for a while.

    The trust continued to provide shareholders with an attractive dividend, even though the dividend was decreased slightly during the reporting period, once in June and once in September. Its monthly dividend of $0.058 per share translates to a distribution rate of 6.19 percent based on the trust's closing market price on October 31, 2000. Because income from the trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 9.67 percent for an investor in the 36 percent federal income tax bracket.

    For the 12 months through October 31, 2000, the trust produced a total return of 3.37 percent based on market price. At the same time, the trust's market price decreased from $11.6250 per share on October 31, 1999, to $11.2500 per share on October 31, 2000. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 8.51 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of municipal securities, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID YOU REACT TO THE
    MARKET CONDITIONS YOU ENCOUNTERED IN MANAGING THE TRUST?

A   Much of the activity in the trust's
portfolio during the reporting period was guided by a strategic direction we adopted in February of 2000 and had largely implemented by the end of March. It was our goal to lengthen the duration of the portfolio (a measure of its sensitivity to changes in interest rates) so that it more closely mirrored the benchmark indicators we use to gauge the trust's performance. At the time, we felt the market had solid upside potential, and a longer duration would allow the trust to more fully participate in the gains of the market if it rallied over time.

    As we began implementing this strategy, we caught the market at a good time. Early in the year, the market presented us with attractive yields on long-duration securities, particularly those priced at deep discounts. We purchased some of these bonds and sold prerefunded securities and bonds with short calls--many of which were scheduled to be called or refunded within the next year or two. In effect, this strategy helped us capture added par value and the potential for capital appreciation, all while achieving the desired effect of extending the portfolio's duration. This strategy was a positive in terms of the trust's performance, especially during the market rally that occurred in the second and third quarters of 2000.

Q   HOW DID THIS STRATEGY AFFECT THE
    COMPOSITION OF THE PORTFOLIO?

A   A by-product of this market
activity--and the trust's positioning within the market--was an increase in the overall credit quality of the portfolio. The rallies were strongest at the high end of the quality spectrum, so these securities saw solid price gains while the valuations of nonrated and lower-rated securities, such as those rated BBB or lower, remained fairly flat or decreased.

    Over the course of the reporting period, the portfolio composition came to reflect this trend, as the trust's AAA allocation increased by 5 percent (up to 67.3 percent of total long-term investments), and its BBB allocation declined by
2.2 percent (down to 16.9 percent). In general, our bias toward high-quality securities was a boost to portfolio performance.

    Still, we did some buying and selling within the BBB rating category, taking advantage of the wide yield spreads on selected health-care and industrial revenue bonds, and we added an electric power bond that was rated BB at the time of investment. Some of the lower-rated securities we added were of very short maturities, providing what we believed to be favorable risk/reward potential.

    In this trust, we have tended to hold a significant amount of lower-rated, higher-yielding securities, though we've had a bias toward the shorter maturities in this quality sector. Also, we have typically kept the portfolio widely diversified by industry sector and issuer to help spread risk over a broad base of assets.

Q   YOU MENTIONED THAT THE TRUST'S
    DIVIDEND WAS REDUCED DURING THE REPORTING PERIOD. CAN YOU EXPLAIN WHY?

A   A combination of factors made it
necessary to cut the trust's dividend in June 2000 and in September 2000. First, as a leveraged portfolio, the trust must pay interest on money borrowed at short-term rates, while investing these funds in longer-term securities. As short-term rates rose more significantly than longer-term rates, the cost of this leverage increased during the reporting period and reduced the trust's income stream.

    Second, as we took advantage of higher rates in long-maturity bonds, we tended to sell older, higher-yielding bonds that had strengthened the trust's income stream but were susceptible to being called out of the portfolio in the near future. Essentially, we exchanged their near-term contribution to the trust's income for an improvement in the portfolio's overall structure and long-term income potential.

Q   WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   The outlook for the municipal
bond market will be closely tied to the prospects of the U.S. economy and the Fed's reaction to key economic indicators. While interest rates have been fairly steady of late, the Fed's next move will be based on whether inflation shows signs of heating up. We believe inflation appears to be under control at this time, but the Fed will be watching economic growth statistics, the labor market, and the prices of key commodities, such as crude oil, for signs of inflationary pressures.

    Clearly, the direction of interest rates will be determined by the Fed's reaction to inflationary signals, so we feel it would be imprudent to make a bet on the direction of interest rates in terms of how we position the trust. Consequently, we will seek to maintain a neutral stance with respect to the portfolio's duration in the near term.

    We believe the demand for municipal securities should remain healthy. This will hopefully bode well for the trust, although it will be competing with a range of investment options, such as individual bonds, mutual funds, and managed accounts, for investor assets. Also, the stock market may continue to attract assets away from bonds, depending on its return prospects and price volatility. We believe bond supply should remain tight, helping to support prices, as municipalities continue to operate with budget surpluses that can be used for construction projects, education funding, road improvements, and other expenditures typically financed by new bond issuance.

    We will continue to search for securities that have the potential to enhance the trust's long-term performance. If our analysis indicates that it would be advantageous to sell certain bonds--or as bonds are prerefunded, mature according to schedule, or are called from the portfolio--we will strive to replace them with bonds that offer the best relative value available at the time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CALL FEATURE: Allows a bond issuer to buy back a bond on specific dates at set prices before the bond's maturity date. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond. Typically, short-term bonds mature in five years or less, intermediate-term bonds mature in five to ten years, and long-term bonds mature after ten years.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2000
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          MUNICIPAL BONDS  97.6%
          ALABAMA  2.0%
$5,000    Alabama Wtr Pollutn Ctl Auth Revolving Fd
          Ln Ser A (AMBAC Insd)......................  5.000%   08/15/15   $  4,849,650
                                                                           ------------

          ARIZONA  0.8%
 2,000    Maricopa Cnty, AZ Pollutn Ctl Rfdg (Var
          Rate Cpn)..................................  6.150    12/01/14      2,001,500
                                                                           ------------

          CALIFORNIA  17.2%
 3,330    Anaheim, CA Ctfs Partn Anaheim Mem Hosp
          Assn Rfdg (AMBAC Insd).....................  5.000    05/15/13      3,387,076
19,900    Anaheim, CA Pub Fin Auth Lease Rev Cap
          Apprec Sub Pub Impt Proj C (FSA Insd)......   *       09/01/25      4,922,464
 5,000    Anaheim, CA Pub Fin Auth Lease Rev Cap
          Apprec Sub Pub Impt Proj C (FSA Insd)......   *       09/01/26      1,166,200
 2,500    California Hlth Fac Fin Auth Rev Kaiser
          Permanente Med Cent........................  5.450    10/01/13      2,508,550
 6,420    California Pollutn Ctl Fin Auth Pollutn Ctl
          Rev Pacific Gas & Elec Co Ser B (MBIA
          Insd)......................................  6.350    06/01/09      6,769,120
   775    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Ser C (GNMA
          Collateralized)............................  7.800    02/01/28        864,373
10,000    California Statewide Cmntys Dev Auth Rev
          Ctfs Partn Insd Children's Hosp Rfdg (MBIA
          Insd)......................................  4.750    06/01/21      8,996,900
 5,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Conv Cap Apprec Rfdg (c)............... 0/5.800   01/15/20      2,843,650

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$2,000    Los Angeles Cnty, CA Pub Wks (FSA Insd)....  5.500%   10/01/18   $  2,094,340
 1,800    Paramount, CA Redev Agy Tax Alloc Redev
          Proj Area No 1 Rfdg (MBIA Insd)............  6.250    08/01/23      1,883,898
 3,750    San Diego, CA Convention Cent Expansion Fin
          Auth Lease Rev Ser A (AMBAC Insd)..........  4.750    04/01/28      3,332,212
13,880    San Joaquin Hills, CA Tran Corridor Agy
          Toll Rd Rev Cap Apprec Ser A Rfdg (MBIA
          Insd)......................................   *       01/15/28      2,980,730
                                                                           ------------
                                                                             41,749,513
                                                                           ------------
          COLORADO  2.1%
 1,000    Arapahoe Cnty, CO Cap Impt Trust Fd Hwy Rev
          E-470 Proj Ser B (Prerefunded @
          08/31/05)..................................  7.000    08/31/26      1,129,520
 1,875    Colorado Hsg Fin Auth Multi-Family Hsg Insd
          Mtg Ser A..................................  6.800    10/01/37      1,943,700
   980    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser C1.....................................  7.550    11/01/27      1,025,854
 1,000    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser F......................................  8.625    06/01/25      1,074,470
                                                                           ------------
                                                                              5,173,544
                                                                           ------------
          CONNECTICUT  1.3%
 1,500    Mashantucket Western Pequot Tribe CT Spl
          Rev Ser A, 144A - Private Placement (d)....  6.400    09/01/11      1,577,055
 1,500    Mashantucket Western Pequot Tribe CT Spl
          Rev Ser A, 144A - Private Placement
          (Prerefunded @ 09/01/07) (d)...............  6.400    09/01/11      1,669,425
                                                                           ------------
                                                                              3,246,480
                                                                           ------------
          FLORIDA  1.5%
 4,000    South Miami, FL Hlth Fac Auth Hosp Rev
          Baptist Hlth Sys Oblig Grp (MBIA Insd).....  5.000    11/15/28      3,589,720
                                                                           ------------

          GEORGIA  1.5%
 1,425    Georgia Muni Elec Auth Pwr Rev Ser A Rfdg
          (FGIC Insd)................................  5.500    01/01/12      1,484,679
 2,000    Georgia Muni Elec Auth Pwr Rev Ser Z Rfdg
          (FGIC Insd)................................  5.500    01/01/12      2,083,760
                                                                           ------------
                                                                              3,568,439
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          ILLINOIS  7.9%
$2,060    Alton, IL Hosp Fac Rev Saint Anthony's Hlth
          Cent Rfdg..................................  5.875%   09/01/06   $  2,017,111
 5,000    Chicago, IL Brd of Ed Cap Apprec Sch Reform
          Ser A (FGIC Insd)..........................   *       12/01/27      1,027,900
 5,500    Chicago, IL Brd of Ed Cap Apprec Sch Reform
          Ser B-1 (FGIC Insd)........................   *       12/01/28      1,061,335
 2,000    Chicago, IL Brd of Ed Chicago Sch Reform
          Ser A (AMBAC Insd).........................  5.250    12/01/30      1,877,940
 4,335    Chicago, IL Cap Apprec City Colleges (FGIC
          Insd)......................................   *       01/01/30        801,932
 4,500    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          American Airls Inc Proj Ser A..............  7.875    11/01/25      4,595,130
 2,000    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Proj Ser B....................  5.200    04/01/11      1,817,460
 2,000    Chicago, IL Wtr Rev (FGIC Insd)............  5.250    11/01/27      1,883,800
 1,635    Cook Cnty, IL Sch Dist No 100 Berwyn South
          Rfdg (FSA Insd)............................  8.100    12/01/15      2,119,074
 1,000    Illinois Hlth Facs Auth Rev Midwest
          Physician Grp Ltd Rfdg.....................  5.500    11/15/19        802,380
 3,000    Will Cnty, IL Fst Presv Dist Ser B (FGIC
          Insd)......................................   *       12/01/16      1,241,040
                                                                           ------------
                                                                             19,245,102
                                                                           ------------
          INDIANA  1.0%
 1,000    East Chicago, IN Solid Waste Disp Rev USG
          Corp Proj..................................  6.375    08/01/29        887,100
   990    La Porte Cnty, IN Hosp Auth Hosp Fac Rev La
          Porte Hosp Inc Rfdg........................  5.900    03/01/01        992,604
   540    La Porte Cnty, IN Hosp Auth Hosp Fac Rev La
          Porte Hosp Inc Rfdg........................  6.000    03/01/02        545,670
                                                                           ------------
                                                                              2,425,374
                                                                           ------------
          IOWA  2.1%
 5,000    Muscatine, IA Elec Rev Rfdg (AMBAC Insd)...  6.125    01/01/12      5,168,800
                                                                           ------------

          KANSAS  2.1%
 5,000    Burlington, KS Pollutn Ctl Rev KS Gas &
          Elec Co Proj Rfdg (MBIA Insd)..............  7.000    06/01/31      5,160,300
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          LOUISIANA  1.7%
$1,000    New Orleans, LA Rfdg (FGIC Insd)...........  4.750%   12/01/26   $    862,430
 2,000    New Orleans, LA Rfdg (FGIC Insd)...........  5.500    12/01/21      2,001,140
 1,250    Saint Charles Parish, LA Pollutn Ctl Rev LA
          Pwr & Lt Co Proj (FSA Insd)................  7.500    06/01/21      1,292,150
                                                                           ------------
                                                                              4,155,720
                                                                           ------------
          MARYLAND  5.7%
 1,500    Maryland St Econ Dev Corp Student Hsg Rev
          Allegany College Proj Ser A (ACA Insd)
          (a)........................................  5.750    09/01/20      1,459,245
 6,325    Maryland St Hlth & Higher Edl Fac Auth Rev
          Greater Baltimore Med Cent Rfdg (FGIC
          Insd)......................................  5.000    07/01/13      6,274,780
 6,270    Maryland St Hlth & Higher Edl Fac Auth Rev
          Subn Hosp Rfdg (AMBAC Insd)................  5.000    07/01/13      6,220,216
                                                                           ------------
                                                                             13,954,241
                                                                           ------------
          MASSACHUSETTS  0.8%
 1,705    Massachusetts St Hlth & Edl Fac Auth Rev
          Vly Regl Hlth Sys Ser C (Connie Lee
          Insd)......................................  7.000    07/01/09      1,954,578
                                                                           ------------

          MICHIGAN  4.8%
 1,250    Avondale, MI Sch Dist Rfdg (AMBAC Insd)....  4.750    05/01/22      1,101,212
 2,500    Detroit, MI Downtown Dev Auth Tax Increment
          Rev Dev Area No 1 Proj Ser A Rfdg (MBIA
          Insd)......................................  4.750    07/01/25      2,188,800
 2,745    Michigan Muni Bond Auth Rev St Revolving
          Fd.........................................  5.400    10/01/14      2,774,948
 2,000    Michigan St Hosp Fin Auth Rev Detroit Med
          Cent Oblig Ser A...........................  5.250    08/15/28      1,420,440
 1,500    Michigan St Hsg Dev Auth Multi-Family Rev
          (Var Rate Cpn).............................  6.250    08/01/39      1,477,050
 3,000    Wayne Charter Cnty, MI Arpt Rev (MBIA
          Insd)......................................  5.000    12/01/28      2,655,900
                                                                           ------------
                                                                             11,618,350
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          MISSISSIPPI  2.5%
$2,000    Mississippi Business Fin Corp MS Pollutn
          Ctl Rev Sys Energy Res Inc Proj............  5.875%   04/01/22   $  1,841,300
 1,990    Mississippi Home Corp Single Family Rev Mtg
          Ser C (GNMA Collateralized)................  7.600    06/01/29      2,232,581
   785    Mississippi Home Corp Single Family Rev Mtg
          Ser D (GNMA Collateralized)................  8.100    12/01/24        847,886
   990    Mississippi Home Corp Single Family Rev Mtg
          Ser F (GNMA Collateralized)................  7.550    12/01/27      1,080,298
                                                                           ------------
                                                                              6,002,065
                                                                           ------------
          MISSOURI  2.4%
   250    Missouri St Hlth & Edl Fac Auth Hlth Fac
          Rev........................................  6.250    02/15/11        241,520
 1,000    Missouri St Hlth & Edl Fac Auth Rev BJC
          Hlth Sys...................................  5.000    05/15/28        873,050
   700    Missouri St Hsg Dev Comm Mtg Rev Single
          Family Ln Ser A (GNMA Collateralized)......  7.200    09/01/26        739,886
 2,585    St Louis, MO Arpt Rev......................  6.000    01/01/05      2,611,367
 1,625    West Plains, MO Indl Dev Auth Hosp Rev
          Ozarks Med Ctr.............................  6.750    11/15/24      1,441,733
                                                                           ------------
                                                                              5,907,556
                                                                           ------------
          NEVADA  0.7%
 1,565    Nevada Hsg Div Single Family Pgm Ser E (FHA
          Gtd).......................................  6.900    10/01/11      1,618,993
                                                                           ------------

          NEW JERSEY  3.3%
 2,000    New Jersey Econ Dev Auth Dist Heating &
          Cooling Rev Trigen Trenton Ser A...........  6.200    12/01/10      1,964,660
 2,000    New Jersey Econ Dev Auth Spl Facs Rev
          Continental Airls Inc Proj.................  6.250    09/15/29      1,837,960
 2,500    New Jersey Econ Dev Auth Wtr Fac Rev NJ
          American Wtr Co Inc Proj Ser A (FGIC
          Insd)......................................  6.875    11/01/34      2,670,075
   775    New Jersey Hlthcare Facs Fing Auth Rev
          Trinitas Hosp Oblig Grp....................  6.500    07/01/02        781,611
   830    New Jersey Hlthcare Facs Fing Auth Rev
          Trinitas Hosp Oblig Grp....................  6.500    07/01/03        839,512
                                                                           ------------
                                                                              8,093,818
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          NEW YORK  11.5%
$3,000    Metropolitan Transn Auth NY Tran Facs Rev
          Ser B (FGIC Insd)..........................  4.750%   07/01/26   $  2,623,410
 1,000    New York City Indl Dev Agy Civic Fac Rev
          Touro College Proj Ser A...................  6.350    06/01/29        961,650
 2,000    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Ser B (FGIC Insd)..................  5.250    06/15/29      1,891,060
 5,000    New York City Ser B-1 (Prerefunded @
          08/15/04)..................................  7.000    08/15/16      5,490,200
 2,520    New York City Ser B-1 (Prerefunded @
          08/15/04)..................................  7.250    08/15/19      2,788,808
     5    New York City Ser C........................  7.250    08/15/24          5,098
 2,000    New York City Ser G........................  5.750    02/01/14      2,049,180
 3,820    New York St Dorm Auth Lease Rev Muni Hlth
          Fac Impt Ser 1 (FSA Insd)..................  4.750    01/15/29      3,296,736
 4,355    New York St Dorm Auth Rev Court Fac Lease
          Ser A......................................  5.500    05/15/10      4,430,864
 4,350    Triborough Brdg & Tunl Auth NY Rev Genl
          Purp Ser A Rfdg............................  5.000    01/01/12      4,347,869
                                                                           ------------
                                                                             27,884,875
                                                                           ------------
          NORTH CAROLINA  0.3%
 2,500    Univ of NC Chapel Hill Rev Util Sys Rfdg...   *       08/01/20        838,250
                                                                           ------------

          OHIO  3.8%
 1,000    Akron, OH Ctfs Partn Akron Muni Baseball
          Stadium Proj (c)........................... 0/6.500   12/01/07        982,700
 1,000    Cuyahoga Cnty, OH Hosp Facs Rev Canton Inc
          Proj.......................................  7.500    01/01/30      1,037,260
 1,000    Delaware Cnty, OH Hlthcare Facs Rev Mtg
          Centrum at Willow Brook (FHA Gtd)..........  6.550    02/01/35      1,047,480
 2,045    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp
          Rfdg.......................................  6.000    05/15/05      2,068,436
 1,000    Miami Cnty, OH Hosp Fac Rev Upper Vly Med
          Cent Ser C Rfdg & Impt.....................  6.000    05/15/06        996,760
 2,950    Ohio Hsg Fin Agy Mtg Rev (GNMA
          Collateralized)............................  6.050    09/01/17      3,030,092
                                                                           ------------
                                                                              9,162,728
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          OKLAHOMA  0.4%
$1,000    Tulsa Cnty, OK Pub Facs Auth Cap Impt
          Rev........................................  6.250%   11/01/22   $  1,011,990
                                                                           ------------

          PENNSYLVANIA  10.5%
 1,000    Carbon Cnty, PA Indl Dev Auth Panther Creek
          Partners Proj Rfdg (LOC: Paribas)..........  6.650    05/01/10      1,017,950
 2,635    Delaware Cnty, PA Auth Hlthcare Rev Mercy
          Hlth Corp Southeastn Ser B (Prerefunded @
          11/15/05)..................................  6.000    11/15/07      2,772,995
 6,000    Pennsylvania Intergovtl Coop Auth Spl Tax
          Rev City of Philadelphia Fdg Pgm
          (Prerefunded @ 06/15/03) (FGIC Insd).......  5.350    06/15/07      6,131,220
10,000    Pennsylvania St Ctfs Partn Ser A Rfdg
          (AMBAC Insd)...............................  5.400    07/01/09     10,157,700
 2,000    Philadelphia, PA Hosps & Higher Ed Facs
          Auth Hosp Rev Rfdg.........................  6.350    07/01/07      2,166,740
 2,500    Pittsburgh & Allegheny Cnty, PA Pub Aud
          Regl Asset Dist Sales Tax (AMBAC Insd).....  5.250    02/01/31      2,364,575
 1,000    Southeastern, PA Transn Auth PA Spl Rev Ser
          A (FGIC Insd)..............................  4.750    03/01/29        861,280
                                                                           ------------
                                                                             25,472,460
                                                                           ------------
          TENNESSEE  1.0%
 1,000    Johnson City, TN Hlth & Edl Facs Brd Hosp
          Rev First Mtg Mtn States Hlth Ser A Rfdg...  7.500    07/01/25        970,930
 1,500    Metropolitan Govt Nashville & Davidson Cnty
          TN Ser A (FGIC Insd).......................  5.125    11/15/27      1,407,060
                                                                           ------------
                                                                              2,377,990
                                                                           ------------
          TEXAS  4.4%
 3,000    Brazos River Auth TX Rev Houston Inds Inc
          Proj Ser D Rfdg (MBIA Insd)................  4.900    10/01/15      2,781,660
 2,000    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev American Airls Ser A Rfdg (Var
          Rate Cpn)..................................  5.950    05/01/29      2,012,520

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          TEXAS (CONTINUED)
$3,000    Harris Cnty, TX Toll Road Sr Lien Rfdg
          (AMBAC Insd)...............................  4.950%   08/15/06   $  3,047,310
 2,000    Houston, TX Arpt Sys Rev Spl Fac
          Continental Airls Ser B....................  6.125    07/15/17      1,832,620
 1,000    Matagorda Cnty, TX Navigation Dist 1
          Houston Ltg Pwr Co (AMBAC Insd)............  5.125    11/01/28        910,560
                                                                           ------------
                                                                             10,584,670
                                                                           ------------
          UTAH  1.6%
 3,000    Salt Lake City, UT Arpt Rev Delta Airls Inc
          Proj (b)...................................  7.900    06/01/17      3,030,420
   735    Utah St Hsg Fin Agy Single Family Mtg Sr
          Ser D-2 (FHA Gtd) (Var Rate Cpn)...........  6.850    07/01/25        749,259
                                                                           ------------
                                                                              3,779,679
                                                                           ------------
          WASHINGTON  2.7%
 1,000    Grant Cnty, WA Pub Util Dist No 002 Wanapum
          Hydro Elec Rev Ser B Rfdg (MBIA Insd)......  5.375    01/01/18        963,780
 2,030    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 3 Rev Ser C Rfdg (MBIA Insd).......   *       07/01/13      1,036,213
 3,380    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 3 Rev Ser C Rfdg (MBIA Insd).......   *       07/01/15      1,520,831
 3,000    Washington St Ser B........................  5.500    05/01/18      3,059,280
                                                                           ------------
                                                                              6,580,104
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  97.6%
  (Cost $222,388,049)...................................................    237,176,489
SHORT-TERM INVESTMENTS  0.6%
  (Cost $1,600,000).....................................................      1,600,000
                                                                           ------------
TOTAL INVESTMENTS  98.2%
  (Cost $223,988,049)...................................................    238,776,489
OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%.............................      4,263,741
                                                                           ------------

NET ASSETS  100.0%......................................................   $243,040,230
                                                                           ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

ACA--American Capital Access Insurance Company
AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2000

ASSETS:
Total Investments (Cost $223,988,049).......................  $238,776,489
Cash........................................................        46,404
Receivables:
  Interest..................................................     4,165,864
  Investments Sold..........................................     1,894,777
Other.......................................................         5,890
                                                              ------------
    Total Assets............................................   244,889,424
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,455,707
  Investment Advisory Fee...................................       134,828
  Income Distributions--Preferred Shares....................        37,527
  Administrative Fee........................................        20,872
  Affiliates................................................         7,444
Trustees' Deferred Compensation and Retirement Plans........       119,921
Accrued Expenses............................................        72,895
                                                              ------------
    Total Liabilities.......................................     1,849,194
                                                              ------------
NET ASSETS..................................................  $243,040,230
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 3,800 issued with liquidation preference of
  $25,000 per share)........................................  $ 95,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 10,806,700 shares issued and
  outstanding)..............................................       108,067
Paid in Surplus.............................................   149,167,283
Net Unrealized Appreciation.................................    14,788,440
Accumulated Undistributed Net Investment Income.............       280,354
Accumulated Net Realized Loss...............................   (16,303,914)
                                                              ------------
    Net Assets Applicable to Common Shares..................   148,040,230
                                                              ------------
NET ASSETS..................................................  $243,040,230
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($148,040,230 divided by
  10,806,700 shares outstanding)............................  $      13.70
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2000

INVESTMENT INCOME:
Interest....................................................  $13,912,473
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,548,836
Administrative Fee..........................................      337,207
Preferred Share Maintenance.................................      258,268
Custody.....................................................       19,958
Legal.......................................................       11,955
Trustees' Fees and Related Expenses.........................       23,987
Other.......................................................      175,434
                                                              -----------
    Total Expenses..........................................    2,375,645
                                                              -----------
NET INVESTMENT INCOME.......................................  $11,536,828
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $  (477,188)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    7,709,516
  End of the Period
    Investments.............................................   14,788,440
                                                              -----------
Net Unrealized Appreciation During the Period...............    7,078,924
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 6,601,736
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $18,138,564
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended October 31, 2000 and 1999

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2000    OCTOBER 31, 1999
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $ 11,536,828        $ 11,526,684
Net Realized Loss...................................       (477,188)         (1,162,677)
Net Unrealized Appreciation/Depreciation During the
  Period............................................      7,078,924         (17,106,018)
                                                       ------------        ------------
Change in Net Assets from Operations................     18,138,564          (6,742,011)
                                                       ------------        ------------
Distributions from Net Investment Income:
  Common Shares.....................................     (8,212,189)         (8,428,611)
  Preferred Shares..................................     (3,842,502)         (3,036,827)
                                                       ------------        ------------
Total Distributions.................................    (12,054,691)        (11,465,438)
                                                       ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................      6,083,873         (18,207,449)

NET ASSETS:
Beginning of the Period.............................    236,956,357         255,163,806
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $280,354
  and $798,217, respectively).......................   $243,040,230        $236,956,357
                                                       ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                             ----------------------------------------
                                               2000       1999       1998      1997
                                             ----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD
  (A)......................................  $  13.14   $  14.82   $  14.35   $ 13.67
                                             --------   --------   --------   -------
  Net Investment Income....................      1.07       1.07       1.09      1.10
  Net Realized and Unrealized Gain/Loss....       .61      (1.69)       .47       .67
                                             --------   --------   --------   -------
Total from Investment Operations...........      1.68      (0.62)      1.56      1.77
                                             --------   --------   --------   -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders............       .76        .78        .78       .78
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders.........................       .36        .28        .31       .31
  Distributions from Net Realized Gain:
    Paid to Common Shareholders............       -0-        -0-        -0-       -0-
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders.........................       -0-        -0-        -0-       -0-
                                             --------   --------   --------   -------
Total Distributions........................      1.12       1.06       1.09      1.09
                                             --------   --------   --------   -------
NET ASSET VALUE, END OF THE PERIOD.........  $  13.70   $  13.14   $  14.82   $ 14.35
                                             ========   ========   ========   =======

Market Price Per Share at End of the
  Period...................................  $11.2500   $ 11.625   $14.5625   $12.750
Total Investment Return at Market Price
  (b)......................................     3.37%    -15.30%     20.97%    15.55%
Total Return at Net Asset Value (c)........    10.41%     -6.35%      8.91%    11.01%
Net Assets at End of the Period (In
  millions)................................  $  243.0   $  237.0   $  255.2   $ 250.1
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**............     1.66%      1.64%      1.62%     1.65%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common Shares
  (d)......................................     5.38%      5.50%      5.35%     5.67%
Portfolio Turnover.........................       22%        39%        18%       23%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   including Preferred Shares..............     1.00%      1.01%      1.01%     1.01%

(a) Net Asset Value at January 22, 1993, is adjusted for common and preferred share offering costs of $.217 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                    JANUARY 22, 1993
                                     (COMMENCEMENT
YEAR ENDED OCTOBER 31,               OF INVESTMENT
---------------------------------    OPERATIONS) TO
      1996      1995       1994     OCTOBER 31, 1993
----------------------------------------------------
     $ 13.72   $ 12.28   $  15.25       $ 13.81
     -------   -------   --------       -------
        1.12      1.15       1.18           .80
        (.07)     1.51      (2.93)         1.33
     -------   -------   --------       -------
        1.05      2.66      (1.75)         2.13
     -------   -------   --------       -------
         .79       .88        .94           .55
         .31       .34        .24           .14
         -0-       -0-        .03           -0-
         -0-       -0-        .01           -0-
     -------   -------   --------       -------
        1.10      1.22       1.22           .69
     -------   -------   --------       -------
     $ 13.67   $ 13.72   $  12.28       $ 15.25
     =======   =======   ========       =======

     $11.750   $11.875   $ 10.750       $14.625
       5.69%    18.79%    -20.83%         8.26%*
       5.58%    19.39%    -13.59%        12.82%*
     $ 242.7   $ 243.3   $  227.7       $ 259.8
       1.67%     1.77%      1.61%         1.49%
       5.91%     6.14%      6.76%         5.97%
         24%       75%       165%          114%*
       1.01%     1.06%       .99%         1.02%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Strategic Sector Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on January 22, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $16,303,897 which will expire between October 31, 2002 and October 31, 2008.

    At October 31, 2000, for federal income tax purposes the cost of long- and short-term investments is $223,988,049, the aggregate gross unrealized appreciation is $16,759,890 and the aggregate gross unrealized depreciation is $1,971,450, resulting in net unrealized appreciation on long- and short-term investments of $14,788,440.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, between November 1, 1999 and August 31, 2000, the Trust paid a monthly administrative fee to Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .15% of the average net assets of the Trust. Effective September 1, 2000, the Trust reduced its monthly administrative fee from an annual rate of
 .15% to .10% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2000, the Trust recognized expenses of approximately $3,900, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the year ended October 31, 2000, the Trust recognized expenses of approximately $26,800 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the statement of operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $51,756,708 and $60,320,168, respectively.

4. PREFERRED SHARES

The Trust has outstanding 3,800 Auction Preferred Shares ("APS") in two series. Series A contains 2,000 shares while Series B contains 1,800 shares. Dividends are cumulative and the dividend rate for both Series is currently reset every 28 days through an auction process. At October 31, 2000, the average rate in effect was 4.052%. During the year ended October 31, 2000, the rates ranged from 3.380% to 4.950%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders of Van Kampen Strategic Sector Municipal Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Strategic Sector Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Trust's financial statements and financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Strategic Sector Municipal Trust as of October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 6, 2000

DIVIDEND REINVESTMENT PLAN

    The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS

    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    All Common Shareholders of the Trust are deemed to be participants in the Plan unless they specifically elect not to participate. You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN STRATEGIC SECTOR
MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents
INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555
CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2000. The Trust designated 100% of the income distributions as a tax-exempt income distribution. In January, 2001, the Trust will provide tax information to shareholders for the 2000 calendar year.

(1) Independent auditors for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent auditors.

    KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 21, 2000, where shareholders voted on the election of trustees and the ratification of Deloitte & Touche LLP as the independent auditors.

1) With regards to the election of the following trustees by the common shareholders of the Trust:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
David C. Arch..........................................  9,623,011            233,419
Howard J Kerr..........................................  9,625,303            231,127

The other trustees of the Trust whose terms did not expire in 2000 were Rod Dammeyer, Theodore A. Myers, Richard F. Powers, III, Hugo F. Sonnenschein and Wayne W. Whalen.

2) With regards to the ratification of Deloitte & Touche LLP as independent auditors for the Trust, 9,638,091 shares voted in favor of the proposal, 39,715 shares voted against, and 178,624 shares abstained.